SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report   (Date of earliest event reported):  March 29, 2005

J.B. HUNT TRANSPORT SERVICES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Arkansas	0-11757	71-0335111
(STATE OR OTHER JURISDICTION OF	Commission File Number	(IRS EMPLOYER
INCORPORATION OR ORGANIZATION		IDENTIFICATION NO.)

615 J.B. Hunt Corporate Drive
Lowell, Arkansas	72745	(479) 820-0000
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)	(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR  240.14d-2(b))

☐                                   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR  240.13e-4(c))

ITEM 4.01.  Changes in Registrant’s Certifying Accountants.

On March 29, 2005, the Audit Committee of the Board of Directors of J.B. Hunt Transport Services, Inc. (the “Company”) concluded its proposal process for a new independent public accounting firm.  The Audit Committee appointed Ernst & Young LLP as the Company’s independent registered public accounting firm for the calendar year ended December 31, 2005, thereby dismissing KPMG LLP, effective immediately.

The audit reports of KPMG LLP on the consolidated financial statements of the Company and subsidiaries as of and for the years ended December 31, 2004 and 2003, and management’s assessment of internal control over financial reporting as of December 31, 2004, and the effectiveness of internal control over financial reporting as of December 31, 2004, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two most recent calendar years ended December 31, 2004 and 2003, and from December 31, 2004 through the effective date of KPMG LLP’s dismissal, there have been no disagreements between the Company and KPMG LLP on any matters of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to their satisfaction, would have caused KPMG LLP to make reference to the subject matter of such disagreements in connection with its reports.  During the period described in the preceding sentence, there were no “reportable events” as defined in Item 304(a)(1)(iv) or (v) of Regulation S-K of the Securities and Exchange Commission’s (“SEC”) rules and regulations.

During the two calendar years ended December 31, 2004 and 2003, and from December 31, 2004 through the engagement of Ernst & Young LLP as the Company’s independent accountant on March 29, 2005, neither the Company nor anyone on its behalf had consulted Ernst & Young LLP with respect to any accounting or auditing issues involving the Company.  In particular, there was no discussion with the Company regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the financial statements, or any matter that was either the subject of a disagreement with KPMG LLP on accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of KPMG LLP, would have caused KPMG LLP to make reference to the matter in their reports, or a “reportable event” as defined in Item 304(a)(1)(iv) or (v) of Regulation S-K of the SEC’s rules and regulations.

A copy of KPMG LLP’s letter to the SEC dated April 4, 2005 is filed as Exhibit 16.1 to this Form 8-K.

ITEM 9.01.	Financial Statements and Exhibits

	(c)	Exhibits.
		16.1	Letter to the Securities and Exchange Commission from KPMG LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, in the city of Lowell, Arkansas, on the 4th day of April 2005.

J.B. HUNT TRANSPORT SERVICES, INC.

BY:	/s/ Kirk Thompson
Kirk Thompson
President and Chief Executive Officer

BY:	/s/ Jerry W. Walton
Jerry W. Walton
Executive Vice President, Finance and
Administration,
Chief Financial Officer

BY:	/s/ Donald G. Cope
Donald G. Cope
Senior Vice President, Controller,
Chief Accounting Officer